Exhibit 10.1

SIXTH AMENDMENT TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

Dated as of September 11, 2025

among

STELLUS CAPITAL INVESTMENT CORPORATION,
as Borrower

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK,

as Administrative Agent,

Swingline Lender, Issuing Bank, and Multicurrency Lender

and

THE LENDERS PARTY HERETO

ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK,

as Joint Lead Arranger and Sole Bookrunner

FROST BANK, BANK OZK and CITY NATIONAL BANK,

as Joint Lead Arrangers

CADENCE BANK,

as Syndication Agent

SIXTH AMENDMENT TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT dated as of September 11, 2025 (this “Amendment”), is among STELLUS CAPITAL INVESTMENT CORPORATION, a Maryland corporation (the “Borrower”), the LENDERS party hereto, and ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as Administrative Agent, Swingline Lender, Issuing Bank and Multicurrency Lender. Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 18, 2020 (as amended by that First Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement dated December 22, 2021, that Second Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated February 28, 2022, that Third Amendment and Commitment Increase to Amended and Restated Senior Secured Revolving Credit Agreement dated May 13, 2022, that Fourth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated November 21, 2023, that Fifth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated March 14, 2024, and as further amended, supplemented, and restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower requests certain amendments to the Credit Agreement, including an extension of the Commitment Termination Date and Final Maturity Date, in each case as more fully set forth herein; and

WHEREAS, the parties hereto are willing, on the terms and subject to the conditions hereinafter set forth, to agree to the amendments set forth below and the other terms hereof.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1     Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Credit Agreement” is defined in the first recital.

“Sixth Amendment Effective Date” is defined in Article III.

Section 1.2     Other Definitions. Capitalized terms used in this Amendment but not defined herein, shall have the meanings given such terms in the Credit Agreement.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.1     Amendments to Credit Agreement.

(a)            Section 1.01 (Definitions) of the Credit Agreement is amended to (i) delete the defined term “Term SOFR Adjustment” in its entirety and (ii) add the following new defined terms in their appropriate alphabetical order:

“Refinancing Reserve” means $10,000,000.

“Sixth Amendment Effective Date” means September 11, 2025.

“Unsecured Notes Due 2030” means the Borrower’s 7.250% Notes due 2030, issued pursuant to that certain Fourth Supplemental Indenture, dated as of April 1, 2025, to the Base Indenture, dated May 5, 2014, between the Borrower, as issuer, and U.S. Bank Trust Company, National Association (as successor-in-interest to U.S. Bank National Association), as trustee, as supplemented from time to time.

(b)            Section 1.01 (Definitions) of the Credit Agreement is amended to delete the definitions of “Adjusted Term SOFR”, “Commitment Termination Date”, “Final Maturity Date”, “Permitted Refinancing” and “Unsecured Notes” in their entirety and to replace them with the following:

“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to Term SOFR for such calculation; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Commitment Termination Date” means September 11, 2029, as such date may be extended upon the consent of each affected Lender and the payment by Borrower of a then-market commitment fee.

“Final Maturity Date” means September 11, 2030.

“Permitted Refinancing” means any extension, renewal, exchange, replacement, modification or refinancing (in whole or in part) of the Unsecured Notes or Unsecured Notes Due 2030, that (a) has no amortization prior to, and a final maturity date no earlier than, (i) in the case of an extension, renewal, exchange, replacement, modification or refinancing (in whole or in part) of the Unsecured Notes, April 1, 2030, which is the same stated maturity date of the Unsecured Notes Due 2030 in effect on the Sixth Amendment Effective Date, and (ii) in the case of an extension, renewal, exchange, replacement, modification or refinancing (in whole or in part) of the Unsecured Notes Due 2030, six months after the Final Maturity Date after giving effect to any extension of the Final Maturity Date at the time of incurrence of such extension, renewal, exchange, replacement, modification or refinancing but not after, (b) is incurred pursuant to documentation that is substantially comparable to market terms for substantially similar debt of other similarly situated borrowers as determined by the Borrower in its reasonable judgment and (c) is not secured by any assets of any Obligor. It is understood and agreed that (i) conversion features and conversion rights under convertible notes, (ii) the triggering and/or settlement of conversion rights upon the exercise thereof or the repurchase of convertible notes by such Obligor at the option of the holder, or (iii) any cash payment made in respect of a triggering or settlement of conversion rights upon the exercise thereof, shall not constitute “amortization” for purposes of this clause (a).

“Unsecured Notes” means the Borrower’s 4.875% Notes due 2026, issued pursuant to that certain Third Supplemental Indenture, dated as of January 14, 2021, to the Base Indenture, dated May 5, 2014, between the Borrower, as issuer, and U.S. Bank National Association, as trustee, as supplemented from time to time.

(c)            Section 1.01 (Definitions) of the Credit Agreement is amended to delete the table in the definition of “Applicable Margin” in its entirety and to replace it with the following:

Level	Asset Coverage Ratio	Eurocurrency Loans, SOFR Loans, Alternative Currency Loans (SONIA), and Term CORRA Rate Loans	ABR Loans and Canadian Prime Rate Loans
I	< 1.90 : 1.00	2.50%	1.50%
II	> 1.90 : 1.00	2.25%	1.25%

(d)            The definition of “Unsecured Longer-Term Indebtedness” in Section 1.01 (Definitions) of the Credit Agreement is amended to replace the defined term “Unsecured Notes” in each case where it appears with the phrase “Unsecured Notes or the Unsecured Notes Due 2030.”

(e)            Clause (B) of Section 2.08(e)(i) (Increase of the Commitments) of the Credit Agreement is deleted in its entirety and replaced with the following clause:

“(B)     immediately after giving effect to such Commitment Increase, the total Commitments of all of the Lenders hereunder shall not exceed $365,000,000;”

(f)            Clause (c) of Section 4.02 (Each Credit Event) is deleted in its entirety and replaced with the following clause:

“(c)     either (i) the aggregate Covered Debt Amount (after giving effect to such extension of credit) shall not exceed the Borrowing Base reflected on the Borrowing Base Certificate most recently delivered to the Administrative Agent or (ii) the Borrower shall have delivered an updated Borrowing Base Certificate demonstrating that the Covered Debt Amount (after giving effect to such extension of credit) shall not exceed the Borrowing Base after giving effect to such extension of credit as well as any concurrent acquisitions of Investments or payments of outstanding Loans or other Indebtedness.”

(g)            Clause (b) of Section 5.13 (Calculation of Borrowing Base) is deleted in its entirety and replaced with the following:

“(b)      the Advance Rate applicable to that portion of the aggregate Value of the Portfolio Investments (i) in the “Business Services” Industry Classification Group that exceeds 40% of Shareholders’ Equity of the Borrower (which for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries), and (ii) in any other single Industry Classification Group that exceeds 25% of Shareholders’ Equity of the Borrower (which for purposes of this calculation shall exclude the aggregate amount of investments in, and advances to, Financing Subsidiaries) shall be 0%; provided that, with respect to the Portfolio Investments in a single Industry Classification Group from time to time designated by the Borrower to the Administrative Agent, such 25% figure shall be increased to 30% and, accordingly, only to the extent that the Value for such single Industry Classification Group exceeds 30% of the Shareholders’ Equity shall the Advance Rate applicable to such excess Value be 0%;”

(h)            Section 5.13 (Calculation of Borrowing Base) is amended to (i) delete the word “and” at the end of clause (e), and (ii) delete clause (f) in its entirety and replace it with the following clause (f) and a new clause (g):

“(f)     during the period starting

(i) October 1, 2025 and continuing until the Unsecured Notes are paid in full, the Borrowing Base shall be decreased by an amount equal to the sum of (x) the outstanding principal balance of the Unsecured Notes, plus (y) the Refinancing Reserve,

(ii) 180 days prior to the scheduled maturity date of the Unsecured Notes Due 2030 and continuing until the Unsecured Notes Due 2030 are paid in full, the Borrowing Base shall be decreased by an amount equal to the sum of (x) the outstanding principal balance of the Unsecured Notes Due 2030, plus (y) the Refinancing Reserve,

(iii) 180 days prior to the scheduled maturity date of any Indebtedness that constituted a Permitted Refinancing of the Unsecured Notes and continuing until such Indebtedness is paid in full, the Borrowing Base shall be decreased by an amount equal to the sum of (x) the outstanding principal balance of such Indebtedness that constituted a Permitted Refinancing of the Unsecured Notes, plus (y) the Refinancing Reserve, and

(iv) 180 days prior to the scheduled maturity date of any Unsecured Longer-Term Indebtedness and continuing until such Unsecured Longer-Term Indebtedness is paid in full, the Borrowing Base shall be decreased by an amount equal to the sum of (x) the outstanding principal balance of such Unsecured Longer-Term Indebtedness, plus (y) the Refinancing Reserve; and

(g)            the portion of the Borrowing Base attributable to Portfolio Investments consisting of (i) Performing Second Lien Bank Loans, (ii) Performing Cash Pay High Yield Securities, and (iii) Performing Cash Pay Mezzanine Investments shall not exceed 20% in the aggregate.”

(i)            Section 5.14 (Refinancing of Unsecured Notes) of the Credit Agreement is deleted in its entirety and replaced with the following:

“Section 5.14 Refinancing of Unsecured Notes. By no later than September 30, 2025, the Borrower shall cause at least 50% of the entire outstanding principal balance of the Unsecured Notes to be prepaid. By no later than January 1, 2026, the Borrower shall cause the entire outstanding principal balance of the Unsecured Notes to be paid in full (whether by prepayment or pursuant to a Permitted Refinancing of Unsecured Notes).

(j)            Clause (b) of Section 6.01 (Indebtedness) of the Credit Agreement is amended and restated in its entirety as follows:

“(b) the Unsecured Notes and the Unsecured Notes Due 2030 (and any Permitted Refinancing thereof) and any Unsecured Longer-Term Indebtedness so long as in each case (i) no Default or Event of Default exists at the time of the incurrence of Indebtedness under such Permitted Refinancing or of Unsecured Longer-Term Indebtedness, and (ii) both before and after giving pro forma effect to the incurrence of Indebtedness under such Permitted Refinancing or of Unsecured Longer-Term Indebtedness, the Borrower is in compliance with the Asset Coverage Ratio set forth in Section 6.07(b);

(k)            Section 6.07(a) (Minimum Shareholders’ Equity) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(a)     Minimum Shareholders’ Equity. The Borrower will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Borrower (commencing with the fiscal quarter ending September 30, 2025) to be less than $181,807,369 plus 25% of the net proceeds of the sale of Equity Interests by the Borrower and its Subsidiaries after June 30, 2025 (other than proceeds of sales of Equity Interests by and among the Borrower and its Subsidiaries).”

(l)            Section 6.07(c) (Liquidity Test) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(c)     Liquidity Test. The Borrower will not at any time permit the sum of (i) the aggregate Value of the Portfolio Investments that are Cash (excluding Cash Collateral for outstanding Letters of Credit) or that can be converted to Cash in fewer than 10 Business Days without more than a 5% change in price, plus (ii) the total amount available to be borrowed by Borrower under Section 2.01(a), to be less than $10,000,000; provided that, the liquidity calculation pursuant to this Section 6.07(c) shall be made without giving effect to any Refinancing Reserve set forth in Section 5.13(f).”

(m)            Section 6.11 of the Credit Agreement is hereby amended to (i) replace the section heading with the following “Modifications of Unsecured Notes, Unsecured Notes Due 2030 and Unsecured Longer-Term Indebtedness” and (ii) replace the defined term “Unsecured Notes” in each case where it appears with the phrase “Unsecured Notes or Unsecured Notes Due 2030”.

(n)            Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.12 Payments of Unsecured Notes, Unsecured Notes Due 2030, SBA Debentures, and Unsecured Longer-Term Indebtedness. The Borrower will not, nor will it permit any of the Subsidiary Guarantors to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Unsecured Notes, Unsecured Notes Due 2030, SBA Debentures, or any Unsecured Longer-Term Indebtedness (other than the refinancing of Unsecured Longer-Term Indebtedness with Indebtedness permitted under Section 6.01), except for (a) regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness (it being understood that any cash payment made in respect of the repurchase of convertible notes at the option of the holder or the settlement in Cash or stock or a combination thereof upon conversion of such notes shall constitute a “regularly scheduled payment, prepayment or redemption of principal and interest” within the meaning of this clause (a)); (b) the consummation of a Permitted Refinancing of the Unsecured Notes or Unsecured Notes Due 2030 that is in compliance with this Agreement; (c) prepayment of Unsecured Notes or Unsecured Notes Due 2030 in full or in part with the proceeds of any issuance of Equity Interests or the proceeds of any Loans; and (d) so long as no Default or Event of Default shall exist or be continuing, any payment that, if treated as a Restricted Payment for purposes of Section 6.05(d), would be permitted to be made pursuant to the provisions set forth in Section 6.05(d).”

(o)            Article VIII (The Administrative Agent) of the Credit Agreement is amended to add the following Section 8.10 (Other Agents) at the end of such Article VIII:

“8.10     Other Agents.     Any Arranger, Bookrunner, Documentation Agent or Syndication Agent, if any, shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such, and shall not be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any Arranger, Bookrunner, Documentation Agent or Syndication Agent, if any, in deciding to enter into this Agreement.”

(p)            Annex A to the Credit Agreement is amended to delete the defined terms “Term CORRA Adjustment” and “SONIA Adjustment” and each reference to either of those defined terms.

(q)            Schedule 1.01(b) (Commitments) of the Credit Agreement is amended and restated in its entirety as set forth on Schedule 1.01(b) to this Amendment. On the Sixth Amendment Effective Date, adjustments of Borrowings will be made that will result in, after giving effect to certain deemed prepayments and borrowings, such Loans and participations in Letters of Credit, Swingline Loans and Multicurrency Loans being held by the Lenders ratably in accordance with their Commitments set forth on Schedule 1.01(b) attached hereto. Each Lender party hereto hereby waives any breakage fees or other amounts to which such Lender may otherwise be entitled under Section 2.15 of the Credit Agreement, which may result from the prepayment of any Loan of that Lender on the Sixth Amendment Effective Date as a result of the foregoing adjustments

ARTICLE III
CONDITIONS TO EFFECTIVENESS

Section 3.1     Effective Date. This Amendment shall become effective on the date (the “Sixth Amendment Effective Date”) when the Administrative Agent shall have received:

(a)            counterparts of this Amendment duly executed and delivered on behalf of the Borrower, each Lender, and the Administrative Agent, together with the Subsidiary Guarantors’ Consent and Agreement executed by each Subsidiary Guarantor;

(b)            an Officer’s Certificate of Borrower, certifying as to incumbency of officers, specimen signatures, organizational documents, and resolutions adopted by the Board of Directors of Borrower authorizing this Amendment, in form and substance satisfactory to Administrative Agent;

(c)            satisfactory results of UCC lien search reports of Borrower and each Subsidiary Guarantor from each applicable jurisdiction;

(d)            a certificate of existence/good standing for Borrower and each Subsidiary Guarantor from its jurisdiction of formation;

(e)            a legal opinion of counsel to Borrower with respect to this Amendment in form and substance acceptable to the Administrative Agent; and

(f)             payment by the Borrower of all fees payable pursuant to the Sixth Amendment Fee Letter dated as of the date hereof between the Borrower and Amegy Bank.

ARTICLE IV
MISCELLANEOUS

Section 4.1     Representations. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a specific date, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such specific date).

Section 4.2     Cross-References; Titles. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment. The Administrative Agent and Issuing Bank consent to the following titles: (i) Zions Bancorporation, N.A. dba Amegy Bank shall have the title of Sole Bookrunner, (ii) Zions Bancorporation, N.A. dba Amegy Bank, Frost Bank, Bank OZK, and City National Bank shall each have the title of Joint Lead Arranger, and (iii) Cadence Bank shall have the title of Syndication Agent.

Section 4.3     Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby, including Article IX thereof.

Section 4.4     Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.5     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy electronically (e.g. pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4.6     Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 4.7     Full Force and Effect. On and after the Sixth Amendment Effective Date, each reference in any Loan Document to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect (with the same priority, as applicable) and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Loan Documents.

[Signatures on Following Pages.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	STELLUS CAPITAL INVESTMENT CORPORATION

	By:	/s/ W. Todd Huskinson
W. Todd Huskinson
Chief Financial Officer, Chief Compliance Officer, Treasurer, and Secretary

Signature Page to Sixth Amendment– SCIC

LENDERS:	ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as Administrative Agent, Swingline Lender, Issuing Bank, Multicurrency Lender and as a Lender

	By:	/s/ Mario Gagetta
Mario Gagetta
Senior Vice President

Signature Page to Sixth Amendment– SCIC

FROST BANK,
as a Lender

By:	/s/ Jake Fitzpatrick
Name:	Jake Fitzpatrick
Title:	Senior Vice President

Signature Page to Sixth Amendment– SCIC

BANK OZK,
as a Lender

By:	/s/ James Lyons
Name:	James Lyons
Title:	Sr. Managing Director

Signature Page to Sixth Amendment– SCIC

CITY NATIONAL BANK, a national banking association, as a Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Senior Vice President

Signature Page To Sixth Amendment– SCIC

CADENCE BANK,
as a Lender

By:	/s/ Tim Ashe
Name:	Tim Ashe
Title:	Senior Vice President

Signature Page to Sixth Amendment– SCIC

STELLAR BANK,
as a Lender

By:	/s/ Jeff Caley
Name:	Jeff Caley
Title:	SVP – Corporate Banking

Signature Page to Sixth Amendment– SCIC

HANCOCK WHITNEY BANK,
as a Lender

By:	/s/ Katie Sandoval
Name:	Katie Sandoval
Title:	Senior Vice President

Signature page to sixth amendment– SCIC

WOODFOREST NATIONAL BANK,
as a Lender

By:	/s/ Christine Dobbins
Name:	Christine Dobbins
Title:	SVP

Signature page to sixth amendment– SCIC

TRUSTMARK NATIONAL BANK,
as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	SVP

Signature page to sixth amendment– SCIC

TEXAS CAPITAL BANK,
as a Lender

By:	/s/ Christian Duaine
Name:	Christian Duaine
Title:	Vice President

Signature page to sixth amendment– SCIC

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:	/s/ Conor Raleigh
Name:	Conor Raleigh
Title:	Bank Officer

Signature page to sixth amendment– SCIC

COMMERCE BANK,
as a Lender

By:	/s/ Jessica Morrison
Name:	Jessica Morrison
Title:	Senior Vice President, Relationship Manager

Signature Page to Sixth Amendment– SCIC

SUBSIDIARY GUARANTORS’ CONSENT AND AGREEMENT
TO SIXTH AMENDMENT

As an inducement to Administrative Agent and Lenders party thereto to execute, and in consideration of Administrative Agent’s and such Lenders’ execution of, the Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement dated as of September 11, 2025 (the “Amendment”) (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in Article I of the Amendment), among Stellus Capital Investment Corporation, a Maryland corporation, the Lenders party thereto, and Zions Bancorporation, N.A. dba Amegy Bank, as Administrative Agent, each of the undersigned Subsidiary Guarantors hereby consents to the Amendment, and agrees that the Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under any Guarantee and Security Agreement executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Guaranteed Obligations (as defined in the Guarantee and Security Agreement), all of which are in full force and effect. Each of the undersigned further represents and warrants to Administrative Agent and the Lenders that, after giving effect to the Amendment, (a) the representations and warranties in each Loan Document to which the undersigned is a party are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the date of the Amendment as if made on and as of the date of the Amendment (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (b) no Default or Event of Default has occurred and is continuing. Each undersigned Subsidiary Guarantor agrees to be bound by the terms, conditions, covenants and agreements in the Amendment. This Consent and Agreement is executed as of the date of the Amendment and shall be binding upon each of the undersigned, and their respective successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders, and their successors and assigns.

[Signatures on Following Pages.]

SUBSIDIARY GUARANTORS:

SCIC – ERC BLOCKER 1, INC.,		SCIC – CC BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – SKP BLOCKER 1, INC.,		SCIC – HOLLANDER BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – APE BLOCKER 1, INC.,		SCIC – INVINCIBLE BLOCKER 1, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory

SCIC – CONSOLIDATED BLOCKER, INC.,		SCIC – VENBROOK BLOCKER, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ W. Todd Huskinson	By:	/s/ W. Todd Huskinson
	W. Todd Huskinson		W. Todd Huskinson
	Authorized Signatory		Authorized Signatory